Investor Presentation Third Quarter 2022 Richard P. Smith, President & Chief Executive Officer John S. Fleshood, EVP & Chief Operating Officer Peter G. Wiese, EVP & Chief Financial Officer Exhibit 99.2

Safe Harbor Statement Investor Presentation | Third Quarter 20222 The statements contained herein that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond our control. There can be no assurance that future developments affecting us will be the same as those anticipated by management. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations on the Company's business condition and financial operating results; the impact of changes in financial services industry policies, laws and regulations; technological changes; weather, natural disasters and other catastrophic events that may or may not be caused by climate change and their effects on economic and business environments in which the Company operates; the continuing adverse impact on the U.S. economy, including the markets in which we operate due to the COVID-19 global pandemic; the impact of a slowing U.S. economy and increased unemployment on the performance of our loan portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products; adverse developments with respect to U.S. or global economic conditions and other uncertainties, including the impact of supply chain disruptions, inflationary pressures and labor shortages on the economic recovery and our business; the impacts of international hostilities or geopolitical events; the costs or effects of mergers, acquisitions or dispositions we may make, whether we are able to obtain any required governmental approvals in connection with any such mergers, acquisitions or dispositions, and/or our ability to realize the contemplated financial business benefits associated with any such activities; the regulatory and financial impacts associated with exceeding $10 billion in total assets; the negative impact on our reputation and profitability in the event customers experience economic harm or in the event that regulatory violations are identified; the ability to execute our business plan in new lending markets; the future operating or financial performance of the Company, including our outlook for future growth and changes in the level of our nonperforming assets and charge- offs; the appropriateness of the allowance for credit losses, including the timing and effects of the implementation of the current expected credit losses model; any deterioration in values of California real estate, both residential and commercial; the effect of changes in accounting standards and practices; possible other-than-temporary impairment of securities held by us due to changes in credit quality or rates; changes in consumer spending, borrowing and savings habits; our ability to attract and maintain deposits and other sources of liquidity; the effects of changes in the level or cost of checking or savings account deposits on our funding costs and net interest margin; changes in the financial performance and/or condition of our borrowers; our noninterest expense and the efficiency ratio; competition and innovation with respect to financial products and services by banks, financial institutions and non- traditional providers including retail businesses and technology companies; the challenges of integrating and retaining key employees; the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks and the cost to defend against such attacks; breaches in data security, including as a result of work from home arrangements; failure to safeguard personal information; change to U.S. tax policies, including our effective income tax rate; the effect of a fall in stock market prices on our brokerage and wealth management businesses; the discontinuation of the London Interbank Offered Rate and other reference rates; and our ability to manage the risks involved in the foregoing. Additional factors that could cause results to differ materially from those described above can be found in our Annual Report on Form 10-K for the year ended December 31, 2021, which has been filed with the Securities and Exchange Commission (the “SEC”) and all subsequent filings with the SEC under Sections 13(a), 13(c), 14, and 15(d) of the Securities Act of 1934, as amended. Such filings are also available in the “Investor Relations” section of our website, https://www.tcbk.com/investor-relations and in other documents we file with the SEC. Annualized, pro forma, projections and estimates are not forecasts and may not reflect actual results. We undertake no obligation (and expressly disclaim any such obligation) to update or alter our forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Investor Presentation | Third Quarter 20223 Most Recent Quarter Recap Company Overview Lending Overview Deposit Overview Financials Agenda

Most Recent Quarter Highlights Investor Presentation | Third Quarter 20224 Operating Leverage and Profitability • Pre-tax pre-provision ROAA and ROAE were 2.16% and 20.41%, respectively, for the quarter ended September 30, 2022, and 1.78% and 15.08%, respectively, for the same quarter in the prior year • Our efficiency ratio was 49.6% for the quarter ended September 30, 2022, compared to 55.5% and 55.0% for the quarters ended June 30, 2022 and September 30, 2021, respectively Balance Sheet Management • Organic net loan growth was $216.7 million, a 14.2% annualized increase over the trailing quarter, loan growth over the trailing twelve months was $824.3 million or 17.4% • Earning asset mix shift and liquidity management have been critical to our revenue generation and navigation of our total asset size which approximates $10 billion • Loan to deposit ratio has grown to 73.0% at September 30, 2022 as compared to 67.5% from a year ago Net Interest Income and Margin • Net interest margin (FTE) of 4.02%, compared to 3.67% in the prior quarter, and 3.50% in September 30, 2021, was influenced by the rising rate environment and earning asset mix shift • The loan portfolio yields, excluding PPP, increased 17 basis points to 4.87% during the quarter • Net interest margin, less the effect of acquired loan discount accretion and PPP yields (non-GAAP), on a tax equivalent basis was 3.98%, an increase of 41 basis points from 3.57% in the trailing quarter Credit Quality • The allowance for credit losses to total loans was 1.61% as of September 30, 2022, compared to 1.60% as of June 30, 2022, and 1.72% as of September 30, 2021 • Classified loans to total loans was 0.86% at September 30, 2022 as compared to 1.03% a year ago • Loans past due 30+ days to total loans was 0.07% at quarter ended as compared to 0.22% a year ago Diverse Deposit Base • Non-interest-bearing deposits comprise 42.5% of total deposits • Deposit betas remain low with the cost of total average deposits remaining at 4 basis points Capital Strategies • Quarterly dividend was increased to $0.30 or $1.20 annually, a 20% increase from the previous quarter's dividend of $0.25 • Share repurchase program with demonstrated utilization will be opportunistically maintained • Mindful of potential challenges that changing rates and economic scenarios may present to TCE • Strength in core earnings is key to self-financed and self-funded growth

Company Overview Investor Presentation | Third Quarter 20225 Nasdaq: TCBK Headquarters: Chico, California Stock Price*: $44.65 Market Cap.: $1.49 Billion Asset Size: $9.98 Billion Loans: $6.31 Billion Deposits: $8.66 Billion Bank Branches: 71 ATMs: 89 Bank ATMs, with access to over 37,000 network ATMs Market Area: TriCo currently serves 31 counties throughout California. * As of close of business September 30, 2022

Executive Team Investor Presentation | Third Quarter 20226 Left to right: Judi Giem, SVP & Chief Human Resources Officer Peter Wiese, EVP & Chief Financial Officer Dan Bailey, EVP & Chief Banking Officer Rick Smith, President & Chief Executive Officer John Fleshood, EVP & Chief Operating Officer Craig Carney, EVP & Chief Credit Officer Greg Gehlmann, SVP & General Counsel

Key Executive Management Themes and Topics 7 “Top of Mind for Today and Tomorrow” • The Timing, Pace and Extent of Rate Changes – Driving Alpha and Protecting Beta • Capital and Liquidity Planning – the Ability to Remain in a Position of Strength • Maintaining a Vigilant and Proactive Credit Perspective – When and Where Will Exposures First be Observed • Talent Acquisition - Support Growth and Future Succession Planning • Scaling and Automation – Driving Operational Leverage While Maintaining Service Level Differentiation And Enhanced Customer Experiences • Global Economic and Political Challenges - Domestic Implications • Regulatory Focus and Climate – Compliance, ESG, and M&A Effects

Positive Earnings Track Record



$40
$36
$32
$28
$24
$20
$16
$12
$8
$4
$0
Earnings (in Millions)
$1.50
$1.20
$0.90
$0.60
$0.30
$0.00
Qtrly EPS (diluted)
July 2018
Acquired FNB Bancorp
($1.2B assets)
March 2022
Acquired Valley Republic Bancorp
($1.4B assets)

	Q1'18	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22	Q3'22
Net Income ($MM)	$13.9	$15.0	$16.2	$23.2	$22.7	$23.1	$23.4	$22.9	$16.1	$7.4	$17.6	$23.6	$33.6	$28.4	$27.4	$28.2	$20.4	$31.4	$37.3
Qtrly Diluted EPS	$0.60	$0.65	$0.53	$0.76	$0.74	$0.75	$0.76	$0.75	$0.53	$0.25	$0.59	$0.79	$1.13	$0.95	$0.92	$0.94	$0.67	$0.93	$1.12

8 Investor Presentation | Third Quarter 2022

trico bancshares

$0.46 $0.52 $0.60 $0.74 $0.53 $1.13 $0.67 $0.41 $0.58 $0.65 $0.75 $0.25 $0.95 $0.93 $0.53 $0.51 $0.53 $0.76 $0.59 $0.92 $1.12 $0.54 $0.76 $0.75 $0.79 $0.94 $1.94 $1.74 $2.54 $3.00 $2.16 $3.94 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 2016 2017 2018 2019 2020 2021 2022 Q1 Q2 Q3 Q4 9.47% 8.10% 10.75% 10.49% 7.18% 12.10% 11.25% 2016 2017 2018 2019 2020 2021 2022 $0.15 $0.15 $0.17 $0.19 $0.22 $0.25 $0.25 $0.15 $0.17 $0.17 $0.19 $0.22 $0.25 $0.25 $0.15 $0.17 $0.17 $0.22 $0.22 $0.25 $0.30 $0.15 $0.17 $0.19 $0.22 $0.22 $0.25 $0.60 $0.66 $0.70 $0.82 $0.88 $1.00 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 2016 2017 2018 2019 2020 2021 2022 Q1 Q2 Q3 Q4 Shareholder Returns Investor Presentation | Third Quarter 20229 Dividends per Share: 10.6% CAGR* Dividends as % of Earnings Return on Avg. Shareholder Equity Diluted EPS 31% 37% 27% 27% 41% 25% 29% 2016 2017 2018 2019 2020 2021 2022

Consistent Growth Investor Presentation | Third Quarter 202210 CAGR 5 yrs. 10 yrs. Total Assets 16.5% 14.8% Organic Growth and Disciplined Acquisitions  Asset Dollars in Billions.

Investor Presentation | Third Quarter 2022 Loans and Credit Quality 1111

Consistent Loan Growth Investor Presentation | Third Quarter 202212  Q1 2021 increase includes $98MM Jumbo Mortgage pool purchase  End of period balances are presented net of fees and include LHFS. Yields based on average balance and annualized quarterly interest income.  Acquired VRB Loans of $795MM upon 3/25/2022 with a WAR of 4.31%. VRB total included $21MM of PPP loans. $4,022 $4,111 $4,381 $4,386 $4,407 $4,443 $4,610 $4,711 $4,739 $4,859 $5,796 $6,097 $6,313 $423 $426 $327 $361 $240 $151 5.24% 5.44% 5.23% 5.05% 4.78% 5.09% 5.15% 4.86% 4.92% 4.96% 4.69% 4.73% 4.88% 3.50% 4.50% 5.50% 6.50% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2018 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1-2022 Q2-2022 Q3-2022 Non-PPP PPP Loans Loan Yield Loan Yield Excl PPP

$144 $200 $229 $349 $178 $199 $165 $250 $464 $285 $303 $412 $396 $473 $446 -$118 -$147 -$139 -$210 -$118 -$139 -$131 -$166 -$241 -$192 -$243 -$250 -$225 -$205 -$270 -$21 $14 -$15 -$14 $6 -$56 -$20 -$47 -$59 $6 -$33 -$47 $4 $33 $42 Q1-2019 Q2-2019 Q3-2019 Q4-2019 Q1-2020 Q2-2020 Q3-2020 Q4-2020 Q1-2021 Q2-2021 Q3-2021 Q4-2021 Q1-2022 Q2-2022 Q3-2022 Origination Payoffs Balance Change net of Originations and Payoffs Gross Production vs. Payoff Investor Presentation | Third Quarter 202213  Outstanding Principal in Millions, excludes PPP  Includes Q1 2021 increase of $98MM and Q4 2020 increase of $40MM in Jumbo Mortgage pool purchases  $800MM in outstanding at close of Q1-2022 related to VRB Acquisitions ($795MM at acquisition) excluded from the chart TCBK originated nearly $1.5 billion in 2021, while facing headwinds of an increased $372 million in payoffs during 2021. In addition to the nearly $0.8 billion in non-PPP loan originations in 2020, TCBK originated over $0.4 billion in PPP loans. TCBK originated over $0.9 billion in loans in 2019, while facing headwinds of payoffs in excess of $0.6 billion. Originations to date in 2022 surpass full years 2019 and 2020 (excluding PPP), and net draw activity to date exceeds amortization.

# Diversified Loan Portfolio



CRE Non-Owner Occupied
3Q-2022
$1,803
$248
3Q-2021
$1,526
CRE-Owner Occupied
3Q-2022
$844
$124
3Q-2021
$701
Multifamily
3Q-2022
$910
$17
3Q-2021
$830
SFR 1-4 Term
3Q-2022
$737
$29
3Q-2021
$665
Commercial I & Industrial
3Q-2022
$367
$162
3Q-2021
$340
SFR HELOC and Junior Liens
3Q-2022
$387
$6
3Q-2021
$323
Construction
3Q-2022
$200
$57
3Q-2021
$217
Agriculture & Farmland
3Q-2022
$248
$104
3Q-2021
$210
Auto & Other
3Q-2022
$56
3Q-2021
$67
TCBK
VRB
Agriculture & Farmland 6%
Auto & Other 1%
Construction 4%
SFR HELOC and Junior Liens 6%
Commercial & Industrial 8%
CRE Non-Owner Occupied 33%
SFR 1-4 Term 12%
CRE-Owner Occupied 15%
Multifamily 15%

| CRE Non Own By Collateral | Loans, net ($MM) | # Loans | % of CRE NOO |
|---|---|---|---|
| Retail | $536 | 347 | 26% |
| Office | $459 | 379 | 22% |
| Hotel/Motel | $282 | 91 | 14% |
| Light Industrial | $170 | 178 | 8% |
| Warehouse | $114 | 136 | 6% |
| Mixed Use, Retail | $114 | 81 | 6% |
| Self Storage | $109 | 47 | 5% |
| Mixed Use, Office | $41 | 31 | 2% |
| Other (23 Types) | $240 | 234 | 12% |
| Total | $2,064 | 1,524 | 100% |

- Dollars in millions, Net Book Value at period end, excludes LHFS;
- Auto & other includes Leases; PPP Loans of $2 mln 3Q-2022 and $151 mln 3Q-2021. Commercial & Industrial includes six Municipality Loans for $21.4 mln.

14 Investor Presentation | Third Quarter 2022 trico bancshares

CRE Collateral Values Investor Presentation | Third Quarter 202215 69% 51% 77% 63% 63% 75% 39% 50% 29% 46% 21% 37% 35% 21% 60% 43% 2% 3% 2% 0% 2% 4% 1% 7% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Retail Building Office Building Hotel/Motel Light Industrial Warehouse Other Multifamily CRE Owner Occupied <= 60% > 60% - 75% > 75% CRE Non Owner Occupied by Collateral Type Distribution by LTV (1) LTV Range Loan Segment Outstanding ($MM) LTV # Loans Avg Loan Size (000s) CRE Non Owner Occupied $2,074 53% 1,524 $1,361 Retail Building $540 53% 347 $1,557 Office Building $464 57% 379 $1,225 Hotel/Motel $286 50% 91 $3,146 Light Industrial $173 52% 178 $972 Warehouse $116 53% 136 $853 Other $494 51% 393 $1,257 Multifamily $933 61% 496 $1,880 CRE Owner Occupied $977 58% 1,249 $782 Total $3,983 56% 3,269 $1,218 (1) LTV as of most recent origination or renewal date.

$2,074 $1,541 $933 $834 $391 $321 $530 $189 $977 $707 $767 $668 $261 $219 $356 $211 $55 $65 $160 $164 $58 $43 $609 $521 $603 $358 $53 $30 $322 $206 $232 $55 $8 $9 3Q-2022 3Q-2021 3Q-2022 3Q-2021 3Q-2022 3Q-2021 3Q-2022 3Q-2021 3Q-2022 3Q-2021 3Q-2022 3Q-2021 3Q-2022 3Q-2021 3Q-2022 3Q-2021 3Q-2022 3Q-2021 CRE Non-Owner Occupied Multifamily SFR HELOC and Junior Liens Commercial & Industrial CRE-Owner Occupied SFR 1-4 Term Construction Agriculture & Farmland Auto & Other Outstanding Principal ($MM) Unfunded Commitment ($MM) Unfunded Loan Commitments Investor Presentation | Third Quarter 202216 HELOCs – by vintage, with weighted avg. coupon  Outstanding Principal and Commitments exclude unearned fees and discounts/premiums, Leases, DDA Overdraft, and Credit Cards  PPP Excluded from C&I includes for $2 million and $151 million in Outstanding Principal as of Q3 2022 and Q3 2021, respectively. 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 20222021202020192018201720162015201420132012201120102009>2009 Private Balance (MM) Unfunded (MM) WA Rate 4.13%3.87% 5.19% 5.48% 6.01%5.79%5.65%5.81% 5.49% 6.00%5.86%5.62% 5.28% 5.95% 5.54%

C&I Utilization Investor Presentation | Third Quarter 202217  Excludes PPP loans; Outstanding Principal excludes unearned fees and discounts/premiums ($ millions) • C&I lending is a growing focus area for our teams • Treasury management service integration is key to most of these relationships C&I Utilization by NAICS Industry: 3Q-2022 $185 $53 $3 $50 $49 $43 $10 $29 $13 $75 $106 $85 $118 $55 $44 $46 $47 $15 $22 $65 64% 38% 2% 47% 53% 48% 18% 65% 37% 54% 0% 2000% 4000% 6000% 8000% 10000% 12000% 14000% 16000% 18000% 20000% Oil & Gas Extraction Construction Consumer Wholesale Real Estate Finance and Insurance Healthcare Trans and Warehouse Retail Trade Other (13 Categories) Outstanding (mln) Unfunded (mln) $262 $208 $205 $197 $187 $206 $186 $191 $448 $476 $509 $235 $265 $273 $372 $384 $360 $353 $339 $552 $547 $603 52.7% 44.0% 42.9% 34.5% 32.7% 36.4% 34.5% 36.0% 44.8% 46.5% 45.8% 0% 10% 20% 30% 40% 50% 60% $0 $200 $400 $600 $800 $1,000 $1,200 1Q-2020 2Q-2020 3Q-2020 4Q-2020 1Q-2021 2Q-2021 3Q-2021 4Q-2021 1Q-2022 2Q-2022 3Q-2022 Outstanding Principal ($MM) Unfunded Commitment Utilization Benefited by VRB merger

Loan Yield Composition Investor Presentation | Third Quarter 202218  Dollars in millions, excludes PPP as well as unearned fees and accretion/amortization therein  Wtd Avg Rate (weighted average rate) as of 9/30/2022 and based upon outstanding principal; Next Reprice signifies either the next scheduled reprice date or maturity. 99% of Floating benchmarked to Prime Predominantly benchmarked to 5 Year Treasury 57% Adjustable + Floating $862 $259 $201 $340 $524 $663 $739 6.94% 4.99% 5.04% 4.43% 4.28% 4.41% 3.99% 6.99% 6.88% 6.77% 7.02% 6.85% 6.76% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% - 100 200 300 400 500 600 700 800 900 1,000 Monthly (Floating) < 1 Year 1 - 2 Years 2 - 3 Years 3 - 4 Years 4 - 5 Years > 5 Years Adjustable Loans, Principal Outstanding ($MM) Adj Wtd Avg Rate Adj Wtd Avg Rate if Repriced 09/30/2022 Fixed 43% Adjustable 43% Floating 14%

Allowance for Credit Losses Investor Presentation | Third Quarter 202219 Drivers of Change under CECL  Loan growth of $217 million Q3 (excluding PPP)  Continued low loss experience and improvement in Unemployment rate offset by increases in factors for Corp BBB Yield and Global Economic Uncertainty  Gross charge offs $0.267 million  Gross recoveries $0.311 million 1.60% of Total Loans 1.61% of Total Loans Increase in Criticized & Classified loans of $27.8 million  Specific reserve for one downgraded relationship accounts for $1.2 million of the increase Scaled to reflect $90MM

# Allowance for Credit Losses

## Allocation of Allowance by Segment

| ($ Thousands) | CECL Adoption January 1, 2020 | | | June 30, 2022 | | | September 30, 2022 | | |
|---|---|---|---|---|---|---|---|---|---|
| **Allowance for Credit Losses** | **Loans (Excl LHFS)** | **ACL Amount** | **ACL % of Loans** | **Loans (Excl LHFS)** | **ACL Amount** | **ACL % of Loans** | **Loans (Excl LHFS)** | **ACL Amount** | **ACL % of Loans** |
| **Commercial real estate:** | | | | | | | | | |
| CRE non-owner occupied | $ 1,609,556 | $ 12,649 | 0.79% | $ 1,993,848 | $ 28,081 | 1.41% | $ 2,062,406 | $ 29,244 | 1.42% |
| CRE owner occupied | 546,434 | 4,308 | 0.79% | 933,589 | 12,620 | 1.35% | 969,588 | 13,525 | 1.39% |
| Multifamily | 517,725 | 5,633 | 1.09% | 869,970 | 11,795 | 1.36% | 927,557 | 12,749 | 1.37% |
| Farmland | 145,067 | 1,253 | 0.86% | 252,486 | 2,954 | 1.17% | 279,379 | 3,122 | 1.12% |
| **Total commercial real estate loans** | $ 2,818,782 | $ 23,843 | 0.85% | $ 4,049,893 | $ 55,450 | 1.37% | $ 4,238,930 | $ 58,640 | 1.38% |
| **Consumer:** | | | | | | | | | |
| SFR 1-4 1st DT | $ 509,508 | $ 4,981 | 0.98% | $ 718,690 | $ 10,311 | 1.43% | $ 765,029 | $ 10,671 | 1.39% |
| SFR HELOCs and junior liens | 362,886 | 10,821 | 2.98% | 384,813 | 11,591 | 3.01% | 394,136 | 11,383 | 2.89% |
| Other | 82,656 | 2,566 | 3.10% | 59,486 | 2,029 | 3.41% | 58,132 | 1,878 | 3.23% |
| **Total consumer loans** | $ 955,050 | $ 18,368 | 1.92% | $ 1,162,989 | $ 23,931 | 2.06% | $ 1,217,297 | $ 23,932 | 1.97% |
| Commercial and industrial | $ 249,791 | $ 2,906 | 1.16% | $ 507,685 | $ 9,979 | 1.97% | $ 534,960 | $ 10,400 | 1.94% |
| Construction | 249,827 | 4,321 | 1.73% | 313,646 | 7,522 | 2.40% | 243,571 | 6,132 | 2.52% |
| Agriculture production | 32,633 | 82 | 0.25% | 71,373 | 1,046 | 1.47% | 71,599 | 2,368 | 3.31% |
| Leases | 1,283 | 9 | 0.70% | 7,835 | 16 | 0.20% | 7,933 | 16 | 0.20% |
| **Total Loans and ACL** | **$ 4,307,366** | **$ 49,529** | **1.15%** | **$ 6,113,421** | **$ 97,944** | **1.60%** | **$ 6,314,290** | **$ 101,488** | **1.61%** |
| Reserve for Unfunded Loan Commitments | | 2,775 | | | 4,075 | | | 4,370 | |
| **Allowance for Credit Losses** | **$ 4,307,366** | **$ 52,304** | **1.21%** | **$ 6,113,421** | **$ 102,019** | **1.67%** | **$ 6,314,290** | **$ 105,858** | **1.68%** |
| Discounts on Acquired Loans | | 33,033 | | | 33,100 | | | 32,256 | |
| **Total ACL Plus Discounts** | **$ 4,307,366** | **$ 85,337** | **1.98%** | **$ 6,113,421** | **$ 135,119** | **2.21%** | **$ 6,314,290** | **$ 138,114** | **2.19%** |

- Municipal loans included in Commercial and industrial segment within the presented table

20 Investor Presentation | Third Quarter 2022 trico bancshares

# Risk Grade Migration



% of Loan Portfolio Outstanding, by Risk Grade
1.2%
1.0%
1.1%
0.8%
0.8%
0.9%
2.6%
2.5%
1.6%
2.1%
1.8%
2.0%
11.2%
9.3%
7.8%
9.5%
9.7%
8.6%
85.0%
87.2%
89.6%
87.6%
87.8%
88.5%
2Q-2021
3Q-2021
4Q-2021
1Q-2022
2Q-2022
3Q-2022
Pass
Watch
Special Mention
Substandard

| Special Mention (NBV) | | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| | Q3-2021 | | | Q3-2022 | | | Diff | |
| Pool | % | (mln) | # Loans | % | (mln) | # Loans | (mln) | # Loans |
| CRE Non-Owner Occupied | 3.0% | $45.8 | 21 | 1.6% | $32.1 | 23 | -$13.7 | 2 |
| CRE-Owner Occupied | 3.4% | $23.5 | 16 | 2.5% | $24.4 | 14 | $0.8 | -2 |
| Multifamily | 5.0% | $41.7 | 6 | 0.0% | $0.0 | 2 | -$41.7 | -4 |
| Agriculture & Farmland | 3.6% | $7.5 | 9 | 8.1% | $28.5 | 17 | $21.0 | 8 |
| SFR 1-4 Term | 0.8% | $5.5 | 28 | 1.0% | $7.7 | 23 | $2.2 | -5 |
| SFR HELOC and Junior Liens | 1.6% | $5.0 | 95 | 0.5% | $1.9 | 47 | -$3.1 | -48 |
| Commercial & Industrial | 1.0% | $3.3 | 34 | 3.7% | $19.7 | 31 | $16.4 | -3 |
| Construction | 2.6% | $5.5 | 41 | 4.7% | $11.5 | 1 | $5.9 | -40 |
| Auto & Other | 1.1% | $0.7 | 139 | 1.0% | $0.6 | 100 | -$0.1 | -39 |
| **Grand Total** | **2.8%** | **$138.7** | **389** | **2.0%** | **$126.3** | **258** | **-$12.4** | **-131** |

| Substandard/Doubtful/Loss (NBV) | | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| | Q3-2021 | | | Q3-2022 | | | Diff | |
| Pool | % | (mln) | # Loans | % | (mln) | # Loans | (mln) | # Loans |
| CRE Non-Owner Occupied | 1.0% | $14.5 | 17 | 0.3% | $7.2 | 10 | -$7.4 | -7 |
| CRE-Owner Occupied | 1.1% | $7.4 | 14 | 1.0% | $9.6 | 15 | $2.3 | 1 |
| Multifamily | 0.5% | $4.6 | 2 | 0.0% | $0.1 | 1 | -$4.4 | -1 |
| Agriculture & Farmland | 3.2% | $6.7 | 15 | 6.6% | $23.2 | 19 | $16.6 | 4 |
| SFR 1-4 Term | 1.0% | $6.9 | 41 | 0.9% | $7.0 | 38 | $0.1 | -3 |
| SFR HELOC and Junior Liens | 1.9% | $6.1 | 93 | 1.2% | $4.6 | 75 | -$1.5 | -18 |
| Commercial & Industrial | 1.1% | $3.6 | 63 | 0.4% | $2.1 | 50 | -$1.6 | -13 |
| Construction | 0.1% | $0.1 | 2 | 0.1% | $0.2 | 3 | $0.1 | 1 |
| Auto & Other | 0.7% | $0.5 | 38 | 0.4% | $0.2 | 28 | -$0.3 | -10 |
| **Grand Total** | **1.0%** | **$50.3** | **285** | **0.9%** | **$54.2** | **239** | **$3.9** | **-46** |

- Zero balance in Doubtful and Loss

21 Investor Presentation | Third Quarter 2022 trico bancshares

Asset Quality Investor Presentation | Third Quarter 202222  Peer group consists of 99 closest peers in terms of asset size, range $6.0-13.7 Billion, source: BankRegData.com  NPA and NPL ratios displayed are net of guarantees Coverage Ratio: Allowance as % of Non-Performing Loans  On a year-to-date basis and for the most recent quarter, net recoveries of $430,000 and $44,000 have been realized.  Over the past three years both the Bank’s total non-performing assets and coverage ratio have remained below peers Non-Performing Assets as a % of Total Assets 180% 193% 343% 385% 395% 342% 297% 263% 293% 281% 690% 831% 586% 14 5% 15 6% 13 9% 20 2% 19 1% 17 9% 18 7% 19 4% 19 7% 21 0% 21 7% 30 9% 2019 Q3 2019 Q4 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 2022 Q3 TCBK Peers 0.30% 0.28% 0.30% 0.31% 0.33% 0.38% 0.38% 0.42% 0.37% 0.38% 0.17% 0.15% 0.21% 0.54% 0.47% 0.73% 0.53% 0.58% 0.75% 0.73% 0.68% 0.64% 0.54% 0.55% 0.51% 2019 Q3 2019 Q4 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 2022 Q3 TCBK Peers

Investor Presentation | Third Quarter 2022 Deposits 2323

Deposits: Strength in Funding Investor Presentation | Third Quarter 202224 Total Deposits = $8.66 billion 98.3% of Funding Liabilities Liability Mix 09/30/2022  Peer group consists of 99 closest peers in terms of asset size, range $4.7-11.5 Billion; source: BankRegData.com  Net Loans includes LHFS and Allowance for Credit Loss; Core Deposits = Total Deposits less CDs > 250k and Brokered Deposits (0.03% Funding Cost) Non Interest- bearing Demand Deposits, 40.9% Interest-bearing Demand & Savings Deposits, 52.0% Time Deposits, 3.4% Borrowings & Subordinated Debt, 1.6% Other liabilities, 2.0% 3 3 .6 3 4 .1 3 4 .9 3 9 .8 3 9 .7 3 9 .7 4 0 .3 4 0 .7 4 0 .7 4 0 .4 4 1 .1 4 1 .2 4 2 .5 0 10 20 30 40 2019 Q3 2019 Q4 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 2022 Q3 Non Interest-bearing Deposits as % of Total Deposits TCBK Peers 8 0 .6 8 1 .6 8 1 .6 7 6 .9 7 5 .9 7 2 .6 7 1 .8 7 0 .1 6 6 .9 6 6 .0 6 6 .4 6 9 .1 7 1 .4 0 20 40 60 80 100 120 2019 Q3 2019 Q4 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 2022 Q3 Loans to Core Deposits (%) TCBK Peers

$451 $441 $419 $399 $376 $345 $328 $324 $327 $298 $349 $327 $304 $3,067 $3,094 $3,101 $3,363 $3,446 $3,580 $3,769 $3,824 $3,967 $4,090 $4,783 $4,825 $4,674 $1,777 $1,833 $1,883 $2,487 $2,518 $2,582 $2,767 $2,844 $2,943 $2,980 $3,583 $3,604 $3,678 $5,295 $5,367 $5,403 $6,248 $6,341 $6,506 $6,863 $6,992 $7,237 $7,367 $8,714 $8,757 $8,656 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Deposits: Strength in Cost of Funds Investor Presentation | Third Quarter 202225  Balances presented in millions, end of period  Relationship focused market share growth.  Tempered pricing betas with continued focus on liquidity strength and balance sheet management.

Financials 2626 Investor Presentation | Third Quarter 2022

Net Interest Income and NIM Investor Presentation | Third Quarter 202227 2Q22 to 3Q22 Reported Net Interest Income (NII) & NIM Walk NII $ in millions, NIM change in bps, all full taxable equivalent (FTE) NII NIM 2Q22 $85.4 3.67% Market rate benefit, earning assets 6.8 29 Loan balances / mix 2.9 12 Day count 0.9 Securities portfolio balances / mix 0.4 2 Interest bearing liabilities (0.3) (1) Int-bearing cash & Fed funds (0.7) (3) Loan deferred fees (0.9) (4) 3Q22 $94.5 4.02% $68.5 $70.1 $68.2 $85.4 $94.5 3.50% 3.50% 3.39% 3.67% 4.02% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% - 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 90.0 100.0 3Q21 4Q21 1Q22 2Q22 3Q22 NII (FTE) NIM (FTE)

Current Operating Metrics Investor Presentation | Third Quarter 202228 Net Interest Margin (FTE) PPNR as % of Average Assets Efficiency Ratio ROAA  2022 values YTD through 9/30, annualized 4.23% 4.22% 4.30% 4.47% 3.96% 3.58% 3.71% 2016 2017 2018 2019 2020 2021 2022 1.60% 1.70% 1.73% 1.94% 1.83% 1.91% 1.89% 2016 2017 2018 2019 2020 2021 2022 1.02% 0.89% 1.24% 1.43% 0.91% 1.43% 1.23% 2016 2017 2018 2019 2020 2021 2022 68.7% 65.4% 63.7% 59.7% 58.4% 53.2% 53.4% 2016 2017 2018 2019 2020 2021 2022

9.1% 9.3% 9.5% 10.6% 9.3% 9.2% 6.9% 2016 2017 2018 2019 2020 2021 2022 Well Capitalized Investor Presentation | Third Quarter 202229 Tier 1 Capital Ratio Total Risk Based Capital CET1 Ratio Tangible Capital Ratio  2022 values at quarter ended 9/30/2022 13.7% 13.2% 13.7% 14.4% 14.0% 14.2% 12.2% 2016 2017 2018 2019 2020 2021 2022 12.2% 11.7% 12.5% 13.3% 12.9% 13.2% 11.4% 2016 2017 2018 2019 2020 2021 2022 14.8% 14.1% 14.4% 15.1% 15.2% 15.4% 14.0% 2016 2017 2018 2019 2020 2021 2022

XYZ Investor Presentation | Third Quarter 202230 Pending update – no material change to format